UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	January 24, 2011

ThermoEnergy Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

33-46104-FW	71-00659511
(Commission File Number)	(IRS Employer Identification No.)

124 West Capitol Avenue, Suite 880, Little Rock, Arkansas	72201
(Address of principal executive offices)	(Zip Code)

(501) 376-6477
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

Effective January 24, 2011,  Xavier Dorai was appointed as President of Babcock-Thermo Carbon Capture LLC (“BTCC”).  BTCC is our joint venture with Babcock Power, Inc. (“Babcock”) organized to develop and commercialize an advanced carbon capture and emissions-free power plant design that utilizes our patented, high-pressure oxy-combustion process.  Mr. Dorai, an employee of Babcock, was appointed by the Board of Managers of BTCC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2011

THERMOENERGY CORPORATION (Registrant)

By:	/s/ Teodor Klowan, Jr.
Name: Teodor Klowan, Jr., CPA
Title: Executive Vice President and Chief Financial Officer